                          BABSON ENTERPRISE FUND, INC.
                         BABSON ENTERPRISE FUND II, INC.
                        DAVID L. BABSON GROWTH FUND, INC.
                             SHADOW STOCK FUND, INC.
                             BABSON VALUE FUND, INC.
                  BABSON-STEWART IVORY INTERNATIONAL FUND, INC.
                    D.L. BABSON BOND TRUST (PORTFOLIOS L & S)
                     D.L. BABSON TAX-FREE INCOME FUND, INC.
                       D.L. BABSON MONEY MARKET FUND, INC.

                          Supplement dated May 7, 2002

                                       to

                        Prospectus dated October 31, 2001

The  following   information   supplements  the  information  contained  in  the
prospectus:

Jones & Babson, Inc. ("Jones & Babson"),  which serves as the investment adviser to the nine registered  investment  companies  listed above (the "Babson
Funds"),  is a wholly-owned  subsidiary of Business Men's  Assurance  Company of
America ("BMA").  On April 30, 2002, RBC Insurance,  the insurance  operation of
Royal Bank of Canada,  announced an  agreement to acquire BMA,  exclusive of its existing  reinsurance  business.  Under the agreement,  Jones &  Babson will become part of the asset management division of RBC Dain Rauscher Corp.

This transaction, which is subject to Canadian and U.S. regulatory approvals and certain customary closing conditions, is expected to close by the end of August,
2002.

The  consummation of this  transaction  will result in an  "assignment," as that term is defined in the  Investment  Company Act of 1940,  as amended  (the "1940
Act"), of the Babson Funds' current  advisory and  sub-advisory  agreements (the
"Current  Agreements").   Under  the  1940  Act,  the  Current  Agreements  will
automatically  terminate  upon  their  assignment.  As a  result,  the  Board of
Directors of the Babson Funds are  scheduling a meeting to consider the approval of new advisory and  sub-advisory  agreements.  The new agreements,  which would become effective on the date of closing of the  transaction,  will be subject to shareholder  approval.  It is currently intended that a shareholder meeting will be held in August for the  purpose of  obtaining  shareholder  approval of these
agreements  and  other  related  items.   Proxy  materials  will  be  mailed  to
shareholders in advance of such meeting.

JB216